UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2011

MEDICAL ACTION INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	0-13251	11-2421849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Expressway Drive South, Brentwood, New York		11717
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 231-4600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Filing Sections

Document	1

Base	1

Cover Page	1

Table of Contents	2

Financial Statements and Exhibits	3

Signatures	3

Exhibits

Exhibit 99.1	4

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 1, 2011, Medical Action Industries Inc. (the “Company”) sent an updated notice pursuant to Section 104(b)(2)(iii) of Regulation BTR under the Securities Exchange Act of 1934, as amended (“Regulation BTR”), to its directors and executive officers informing them of the completion of the blackout period applicable to the Medical Action Industries Inc. 401(k) (the “Plan”) that was described in the Current Report on Form 8-K filed by the Company on July 7, 2011 (the “401(k) Blackout Period”), and the end of the resulting prohibition on their ability to trade equity securities of the Company acquired in connection with their service or employment as directors or executive officers during such 401(k) Blackout Period. This prohibition on trading for directors and executive officers was required by Section 306 of the Sarbanes-Oxley Act of 2002 and Section 101 of Regulation BTR.

The 401(k) Blackout Period began on June 27, 2011 and was initially scheduled to end on August 10, 2011. The 401(k) Blackout Period was instituted in order to facilitate a change in the administrator of the Plan, from ADP to Fidelity Investments. During the 401(k) Blackout Period, participants in the Plan were temporarily unable to direct or diversify investments under the Plan, or obtain a loan or distribution from the Plan. However, because the transition of administrators from ADP to Fidelity Investments was completed more quickly than was initially anticipated, the 401(k) Blackout Period ended on August 1, 2011.

At the time the 401(k) Blackout Period took effect, the Company had already initiated a separate, normally scheduled company-wide prohibition on trading due to the preparation and issuance of its quarterly financial statement (the “Prohibition on Trading”), which remains in effect. During the Prohibition on Trading, executive officers, directors and certain employees are prohibited from trading the Company’s common stock. The Prohibition on Trading began on June 15, 2011 and is scheduled to end on August 4, 2011.

A copy of the updated notice to the Company’s directors and executive officers required by Section 104(b)(2)(iii) of Regulation BTR is attached hereto as Exhibit 99.1 and is incorporated herein by reference. For a period of two years after the ending date of the 401(k) Blackout Period, stockholders or other interested parties may obtain, without charge, information regarding the 401(k) Blackout Period by contacting Charles L. Kelly, Medical Action Industries Inc., 500 Expressway Drive South, Brentwood, New York, 11717, or by telephone at 631- 231- 4600.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Updated Notice to Directors and Executive Officers dated August 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL ACTION INDUSTRIES INC.
(Registrant)

Date: August 1, 2011	/s/ Charles L. Kelly
Charles L. Kelly
Chief Financial Officer